4Q21 and FY 2021 Earnings Presentation March 10, 2021 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include but are not limited to: (1) the continued course and severity of the COVID-19 pandemic, and its direct and indirect impacts (2) general economic conditions and real estate market conditions, (3) regulatory and/or legislative changes, (4) our customers' continued interest in loans and doing business with us, (5) market conditions and investor interest in our contemplated securitization and (6) changes in federal government fiscal and monetary policies. For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled ''Risk Factors" previously disclosed in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

2021 Highlights Net Income HFI Portfolio & NIM Loan Production ($ in millions) ($ in millions) ($ UPB in billions) Charge-offs 64% 205% 29% (27)% Full Year 2021 Performance Metrics 18% ($ in millions)

4Q21 Highlights

Earnings

- Net Income of $8.4 million and core net income[1] of $10.1 million; diluted EPS of $0.24 and core diluted EPS of $0.29
  - Core EPS growth of 25.5% from 3Q21
- Interest income was $49.4 million, a 5.2% increase from 3Q21 driven by portfolio growth from record loan production volume
- 4Q21 Portfolio NIM was 4.27%[2], a decrease of 70 basis points (bps) from 3Q21

Production & Loan Portfolio

- Loan production volume totaled $497.8 million in unpaid principal balance (UPB), a 46.1% Q/Q increase from $340.7 million in 3Q21
  - Loan production volume YTD through February 2022 totaled $358.8 million in UPB
- Loans Held for Investment (HFI) totaled $2.5 billion in UPB as of December 31, 2021, a 10.1% Q/Q increase from $2.3 billion as of September 30, 2021
- Loan performance continued to improve, with nonperforming loans as a % of the HFI portfolio decreasing to 10.9% as of December 31, 2021, from 12.7% as of September 30, 2021; nonperforming loan resolutions continuing to generate gains

Financing & Capital

- Completed two new securitizations of Velocity's business purpose loans:
  - VCC 2021-3, totaling $204.2 million in UPB
  - VCC 2021-4, totaling $319.1 million in UPB, comprised of $233.1 million of recently originated investor real estate loans and $86.0 million of loans that were previously included in our VCC 2014-1, VCC 2016-2 and VCC 2017-1 securitizations, which were concurrently collapsed, reducing the interest rate on those borrowings by ~4.0%

(1) "Core" income is a non-GAAP measure which excludes non-recurring and/or unusual activities from GAAP net income.
(2) 4Q21 Portfolio NIM includes the write-off of unamortized deal costs totaling $1.5 million related to the collapse of three VCC higher-cost securitizations.

4 | velocity Financial Inc.

4Q21 Highlights (cont.) Converted all 45,000 outstanding shares of the Company’s Series A Convertible Preferred Stock into 11,688,310 shares of Velocity common stock Acquired a majority stake in Century Health & Housing Capital, LLC (“Century”) for $12.8 million in cash Licensed “Ginnie Mae” issuer/servicer that provides government-insured Federal Housing Administration (FHA) mortgage financing for multifamily housing, senior housing and long-term care/assisted living facilities and services the loans through its in-house servicing platform Full-year 2021 pretax income totaled $2.3 million Subsequent to Quarter-End Completed the VCC 2022-1 securitization in February totaling $273.6 million of UPB

Core Income and Book Value Per Share Core Income Book Value Per Share Core Net Income totaled $10.1 million in 4Q21, an increase of 25.7% from 3Q21 After-tax core income adjustment non-recurring cost in 4Q21: Remaining unamortized deal costs related to the VCC 2014-1, VCC 2016-2 and VCC 2017-1 securitizations were written-off upon the collapse of the trusts Century Health and Housing , LLC acquisition-related professional services Book value per share as of December 31, 2021, was $10.84(3), compared to $12.05(1) as of September 30, 2021. Decrease reflects additional common shares outstanding as a result of the preferred stock conversion Core Net Income $10,081 (1) Based on 20,098,221 common shares outstanding as of September 30, 2021 (2) Includes an increase to APIC from stock-based compensation and impact form Century acquisition. (3) Based on 31,786,531 common shares outstanding as of December 31, 2021. GAAP Net Income $8,353 (1) (3) (2) Deal cost write-off - collapsed securitizations $1,104 One-time Century Health & Housing Capital deal costs $624 $(1.58) $(0.09)

Loan Production Loan production totaled $497.8 million in UPB for 4Q21, a 46.1% Q/Q increase from $340.7 million in UPB in 3Q21 and 177.6% from 4Q20, mainly driven by continued strong demand and targeted strategies to grow broker relationships Investor 1-4 Rental production was up $83.0 million in UPB from 3Q21, a 45.0% Q/Q increase from 3Q21 Traditional Commercial production was up $72.4 million in UPB from 3Q21, a 55.3% Q/Q increase from 3Q21   New broker additions in 4Q21 increased 21.9% from 3Q21. In the first couple of months of 2022, new broker additions are consistent with the prior quarter’s levels and traffic to our online Broker Portal is up 36.0% from 2021 average levels Loan origination volume through February 2022 totaled $358.8 million in UPB Loan Production Volume ($ of UPB in millions) Production Volume in 4Q21 Establishes a New Quarterly Record

Acquisition of Century Health & Housing Capital Bolsters Our Business-Purposed Finance Strategy with Access To New Markets and Product Diversification Business Overview Founded in 1992, Century provides government-insured(1) mortgage financing for multifamily housing, senior housing and long-term care / assisted living facilities Retail / borrower-direct originations with in-house servicing Focused primarily on multifamily and healthcare loans (senior housing and skilled nursing facilities) Northeast-focused origination footprint Longstanding, repeat borrower relationships with its clients and drives strong portfolio retention Demonstrated originations and servicing track record Issued $158 million in UPB through December 31, 2021 Manages a servicing portfolio in excess of $500 million in UPB as of November 30, 2021 Century is an approved Federal Housing Administration (“FHA”) mortgagee and Governmental National Mortgage Association (“Ginnie Mae”) issuer/servicer, including approvals for FHA Multifamily Accelerated Processing (MAP) and LEAN healthcare lender programs. Transaction Highlights Century full-year 2021 pretax income totaled $2.3 million Expands growth opportunities via new products for Velocity’s broker network Capital light, fee-based business diversifies revenue and enhances return on equity Expected to be immediately accretive to EPS and ROE with minimal book value impact Stable and durable MSR income due to long term loan characteristics Substantial organic growth opportunity by leveraging Velocity’s national origination footprint Century’s government-insured product focus offers a natural hedge through market cycles Longer-term opportunity to further expand the product suite

Loan Portfolio by Property Type Total loan portfolio as of December 31, 2021, was $2.6 billion in UPB, a 13.9% Q/Q increase from $2.3 billion in UPB as of September 30, 2021, and 33.0% from $1.9 billion as of December 31, 2020 Net portfolio growth driven by record production activity, partially offset by and higher prepayment activity and loan sales The decrease in weighted average coupon reflects the combination of lower interest rates and strong production activity in 4Q21 Loan Portfolio (UPB in millions) (1) $ in thousands. Strong Portfolio Growth Driven By Record Production Volumes

Portfolio NIM(1) decreased 70 bps from 3Q21, primarily driven by one-time costs(2) from the collapse of three higher-cost VCC securitizations and a lower weighted average rate on loans originated in 4Q21 The portfolio weighted average coupon as of the end of 4Q21 was 7.88%, compared to 8.11% as of the end of 3Q21 Portfolio-related debt cost was 4.58% in 4Q21, an increase of 10 bps Q/Q, primarily driven by one-time costs(2) Portfolio Yield and Cost of Funds Portfolio Related Portfolio NIM Impacted by Nonrecurring Costs; Lower Rates on New Production Portfolio Net Interest Income & NIM(1) Net Interest Margin (1) Net Interest Income and Net Interest Margin related to the loan portfolio only; excludes corporate debt. (2) 4Q21 Portfolio NIM and portfolio-related debt costs include the write-off of unamortized deal costs totaling $1.5 million related to the collapse of three VCC higher-cost securitizations. Excluding these costs, 4Q21 portfolio debt cost was 4.29%. Portfolio Related ($ in millions) (2)

Nonperforming Loans(1) Nonperforming loans totaled $273.1 million in UPB as of December 31, 2021, or 10.9% of total loans held for investment, compared to $288.4 million, and 12.7%,respectively, as of September 30, 2021, and $332.8 million and 17.2%, respectively, as of December 31, 2020 Credit performance improvements resulted in NPL loans 90+ days past due (not in foreclosure) decreasing by $12.6 million in UPB, or 26.0% from September 30, 2021, and NPL loans less than 90 days past due decreasing by $3.7 million in UPB, or 15.8% 4Q21 resolutions represented 15.3% of nonperforming loan UPB as of September 30, 2021 $ UPB in millions Loan Investment Portfolio Performance (1) For additional detail, please see page 22 in the Appendix of this presentation. Portfolio Performance Improvement Driven by Growth and Resolution Activities

4Q21 Asset Resolution Activity Resolution Activity Resolution activities on $44.1 million of UPB in 4Q21 resulted in net gains of $1.8 million or 104.0% of UPB resolved The volume of loans resolved per quarter is expected to trend lower as portfolio performance improves and nonperforming loans decrease Long-term loan resolutions totaled $25.4 million in UPB and realized gains of $1.0 million Paid in full UPB resolved and related gains decreased 14.1% and 50.9% Q/Q, respectively Paid current UPB resolved increased 58.1% Q/Q and gains increased 267% REO sold in 4Q21 had a carrying value of $1.8 million and realized gains of $0.12 million Short-term loan resolutions totaled $18.7 million in UPB and realized gains of $0.74 million Paid in full UPB resolved increased 40.3% and gains decreased 6.2% Q/Q Paid current UPB resolved decreased 76.8% Q/Q and gains increased 131% REO sold in 4Q21 had a carrying value of $266 thousand and realized gains of $48 thousand Strong Loan Resolution Gains Continued in 4Q21 (2) Default interest is penalty interest assessed when a borrower becomes delinquent and is over and above contractual interest due.

Velocity’s CECL reserve was $4.3 million as of December 31, 2021, a 5.8% increase from $4.0 million as of September 30, 2021, and a 27.1% decrease from $5.8 million as of December 31, 2020 The reserve increase reflects portfolio growth Charge-offs were $142.7 thousand in 4Q21, compared to $162.1 thousand in 3Q21, and $308.4 thousand for the same period in the prior year Charge-offs in 4Q21 reflect continued improvement of HFI portfolio performance and successful resolution of delinquent loans through payoff and paying current rather than foreclosure CECL Reserve and Charge-Offs Loan Loss Reserve Loan Loss Reserve Increases With Portfolio Growth, Charge-offs Remain Low Charge-offs (1) Annualized $ in thousands (1) Three Month Quarterly Period At Period End

Durable Funding and Liquidity Strategy $2.4 Billion of Financing Outstanding; Substantial Available Warehouse Capacity Outstanding Debt Balances (1) Available Financing Capacity ($ in Millions) ($ in Millions) (1) Warehouse lines and securitizations are net of issuance costs and discounts as reported in the consolidated balance sheet. (2) Represents the remaining balance of securitization issuances outstanding as of period end. $349MM Available Financing Capacity Available Capacity on Warehouse Lines Non-Recourse Debt Recourse Debt As of 12/31/21, four of five warehouse lines have non-mark-to-market features and staggered maturities $348.9 (2)

Macroeconomic environment is generally positive Robust real estate market Continued improvement in HFI portfolio expected but at a slower pace than 2021 Low LTVs to remain a key underwriting criteria for Velocity Modestly higher interest rates expected compared to 4Q21 Strong investor loan demand to continue Broker interest in small commercial loans expected to grow Property price appreciation rates to normalize but remain positive Outlook for Velocity’s Key Business Drivers FINANCING DEMAND CREDIT CAPITAL Targeting 5 to 6 securitizations in 2022 Continuing to further optimize funding costs: Collapsing older and high-cost VCC securitizations Opportunities to optimize corporate debt costs Strong Momentum Headed Into 2022 Continued strong production volume to drive robust portfolio growth and higher net interest income NIM reversion to pre-pandemic levels from modestly lower loan yields and default interest realization as performance improves EARNINGS

Economic Value of Equity

Economic Value of Equity is significantly higher than GAAP Book Value of Equity

- We elect to carry our retained interests in securitizations at amortized cost to minimize volatility
  - The graph below reflects our estimate of economic value of equity (a non-GAAP financial measure) by adding the net present value of expected future gains embedded in the securitized portfolio and the value of our unique origination platform – our estimate of economic value of equity does not represent a substitute for GAAP book value of equity
- Recent M&A precedents for business purpose lenders demonstrate significant platform/franchise values that investors are ascribing to businesses like Velocity Financial
  - These transactions have demonstrated platform values of $200MM+ based on ~10%+ of annual run rate originations based off 4Q21 production

Economic Value of Equity



Platform Value
$200,000 +
$5.84+
Embedded Gain in Securitized Portfolio(1)
$250,594
$7.32
Fully Diluted Value of Equity(2)
$355,398
$10.37
$805,991
$23.53+ EVPS(3)
Fully Diluted Value of Equity
Embedded gain - securitized portfolio
Platform value

(1) Embedded gain in securitized portfolio assumes a 10% discount rate of projected securitization earnings and is net of $60,626,016 of deferred loan origination costs and securitization deal costs.

(2) Fully Diluted Value of Equity assumes 12/31/2021 GAAP Book Value of Equity of $344.5MM + $10.9MM from pro forma exercise of all warrants.

(3) Economic Value of Equity per Share ("EVPS") calculated using 34,257,105 weighted average shares outstanding assuming dilution impact based on Velocity's average stock price for Q4 2021.

16 | velocity Financial Inc.

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statement (Quarter)

Velocity Financial, Inc. Income Statement (Year)

HFI Loan Portfolio Portfolio by Property Type (100% = $2.50 billion UPB)(1) (1) As of December 31, 2021 Portfolio by State

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward $(157.0) $(34.2) Loan Portfolio Rollforward (UPB in millions) (1) $508.6 $(1.2) (1) Includes $0.96 million in UPB of repurchased loans and $10.2 million in UPB of loan acquisitions.

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income Quarterly: Yearly: